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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) June 28, 2002

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                                  IMAGEX, INC.
             (Exact name of registrant as specified in its charter)

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WASHINGTON                  0-26837                     91-1727170
(State or other             (Commission file            (I.R.S. Employer
jurisdiction                number)                     Identification No.)
of incorporation)

                         10210 NE POINTS DR., SUITE 200
                           KIRKLAND, WASHINGTON 98033
               (Address of principal executive offices) (Zip code)

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                                 (425) 576-6500
               Registrant's telephone number, including area code

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                                  INAPPLICABLE
          (Former name or former address if changed since last report)

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ITEM 5. OTHER EVENTS

On June 28, 2002 the Registrant issued a press release announcing the intention of Robin L. Krueger to resign as Chief Financial Officer. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7(c). EXHIBITS

99.1      Press release issued by the Company dated June 28, 2002.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMAGEX, INC.

                                       /s/ RICHARD P. BEGERT

                                   By: Richard P. Begert
                                       President and Chief Executive Officer


Dated: _June 28, 2002
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                                  EXHIBIT INDEX

Exhibit
Number    Description

99.1      Press release issued by the Company dated June 28, 2002.